UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Dryden Index Series Fund

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 9/30/2008

Date of reporting period: 9/30/2008

Item 1 – Reports to Stockholders

SEPTEMBER 30, 2008	ANNUAL REPORT

Dryden Stock Index Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 14, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Stock Index Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Index Series Fund/Dryden Stock Index Fund

Dryden Index Series Fund/Dryden Stock Index Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Stock Index Fund is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.72%; Class B, 1.52%; Class C, 1.57%; Class I, 0.40%; Class Z, 0.45%. Net operating expenses apply to: Class A, 0.49%; Class B, 1.31%; Class C, 1.36%; Class I, 0.19%; Class Z, 0.24%, after contractual reduction through 1/31/2008 for Class A and after contractual reduction through 1/31/2010 for all classes.

Cumulative Total Returns as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–22.23%	25.32%	N/A	–8.81% (11/18/99)
Class B	–22.85	20.66	N/A	–14.75 (11/18/99)
Class C	–22.94	20.52	N/A	–14.80 (11/18/99)
Class I	–22.02	27.39	33.18%	—
Class Z	–22.05	26.89	32.00	—
S&P 500 Index[2]	–21.96	28.65	35.18	**
Lipper EQ S&P 500 Index Objective Funds Avg.[3]	–22.37	25.41	29.43	***

Average Annual Total Returns[4] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–24.76%	3.93%	N/A	–1.40% (11/18/99)
Class B	–26.68	3.66	N/A	–1.78 (11/18/99)
Class C	–23.70	3.80	N/A	–1.79 (11/18/99)
Class I	–22.02	4.96	2.91%	—
Class Z	–22.05	4.88	2.82	—
S&P 500 Index[2]	–21.96	5.17	3.06	**
Lipper EQ S&P 500 Index Objective Funds Avg.[3]	–22.37	4.63	2.61	***

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class I and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lipper EQ S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper EQ S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class I and Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total return is –2.49% for Class A, B, and C. S&P 500 Index Closest Month-End to Inception average annual total return is –0.29% for Class A, B, and C.

***Lipper Average Closest Month-End to Inception cumulative total return is –6.55% for Class A, B, and C. Lipper Average Closest Month-End to Inception average annual total return is –0.77% for Class A, B, and C.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Index Series Fund/Dryden Stock Index Fund	3

Your Fund’s Performance (continued)

S&P 500 Index as of 9/30/08

Source: Factset.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. The Dryden Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Dryden Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index.

* Industry weightings are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Dryden Stock Index Fund Class A shares declined 22.23% for the year ended September 30, 2008, which was more than the 21.96% decline of the S&P 500 Index but slightly less than the 22.37% drop in the Lipper EQ S&P 500 Index Objective Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) manages the Fund, which employs a “passive” investment strategy that aims to hold the same mix of shares as the S&P 500 Index, widely regarded as representative of the performance of the U.S. stock market. The Fund sells a security within a reasonable time after it has been removed from the S&P 500 Index. It tries to achieve a very close correlation between its performance and the performance of the S&P 500 Index. The Fund’s performance will not precisely correspond to that of the S&P 500 Index. Potential tracking differences, brokerage and other costs, and other expenses of the Fund may cause its return to be lower than that of the S&P 500 Index.

What were conditions like in the U.S. stock market?

The U.S. equity market endured wild gyrations and precipitous declines as a credit crisis went from bad to worse during the reporting period. The credit crisis began in the United States in 2007 as delinquencies and foreclosures on subprime mortgages began to climb sharply. Banks grew increasingly reluctant to lend money to each other because some might be overexposed to the risky home loans. To prevent problems in the financial system from spilling over to the broader economy, the Federal Reserve (the Fed) cut short-term interest rates shortly before the reporting period began. During October 2007, the first month of the reporting period, the economy seemed to be in rather good shape, and a strong rally in stock prices pushed the S&P 500 Index to its record high.

It soon became apparent, however, that the worsening financial crisis required more aggressive and inventive measures to ease stresses in the credit markets. Commercial banks, Wall Street firms, and savings and loan institutions continued to take massive write-downs and losses related to subprime mortgages. The U.S. economy began to shed hundreds of thousands of jobs, consumer confidence slid, housing prices continued to fall, and the inventory of houses for sale marched higher.

The Fed and the U.S. Department of the Treasury took unusual steps to aid the nation’s economy and stabilize its financial system. The Fed repeatedly eased monetary policy, pushing down its target for the federal funds rate on overnight loans between banks from 4.75% in October 2007 to 2.00% in April 2008. In addition, the Fed allowed Wall Street investment banks to borrow money from its discount window

Dryden Index Series Fund/Dryden Stock Index Fund	5

Strategy and Performance Overview (continued)

on much the same terms as commercial banks. It also helped facilitate JP Morgan Chase & Co.’s hurried acquisition of Bear Stearns Cos. at a deep discount as the latter neared bankruptcy in March. Indeed, the era of large, independent investment banks came to an end on Wall Street in September. Bank of America agreed to purchase Merrill Lynch & Co., and Barclays Capital Inc. bought some of Lehman Brothers Holdings Inc.’s North American businesses after the latter declared bankruptcy. Finally, the Fed allowed Morgan Stanley and Goldman Sachs Group, Inc. to become traditional bank holding companies.

In that same month, the federal government took over Fannie Mae and Freddie Mac as the two government-sponsored enterprises suffered massive mortgage-related losses. The Treasury Department proposed an emergency rescue plan to buy distressed mortgage-related assets from financial institutions. The U.S. House of Representatives initially voted down the plan, but a revised version of the plan was soon signed into law.

How did the sectors of the S&P 500 Index perform?

Nine of the 10 sectors in the S&P 500 Index finished the reporting period in negative territory. Not surprisingly, the worst performer was the embattled financials sector, which declined around 39%. Consumer staples, traditionally a defensive sector because it includes businesses such as household and personal products that tend to do well even during tough economic times, posted a marginally positive return.

The remaining eight sectors ended with double-digit losses. Four of them—telecommunication services, consumer discretionary, information technology, and industrials—underperformed the S&P 500 Index. Telecommunication services fell partly because some key companies in the business saw customers increasingly cancel their landline accounts. The consumer discretionary sector slid, as it includes retailing, autos, and other lines of businesses that tend to be less profitable when the economy struggles and consumers tighten their purse strings. Information technology fell hard, and a distressed manufacturing arena pressured the industrials sector.

The other four sectors—energy, materials, utilities, and healthcare—outperformed the S&P 500 Index, but still declined. The profitable glow of the energy sector faded. The price of crude oil soared to more than $140 per barrel in July 2008, then tumbled to end the reporting period at around $100 per barrel as slowing global economic growth hurt demand for oil and the U.S. dollar strengthened versus several currencies. A drop in natural gas prices also hurt the energy sector. The materials sector weakened on lower demand in construction. Healthcare and utilities, which are also considered defensive sectors, posted the smallest declines for the period.

6	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2008, at the beginning of the period, and held through the six-month period ended September 30, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden Index Series Fund/Dryden Stock Index Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Stock Index Fund		Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$890.10	0.50%	$2.36
	Hypothetical	$1,000.00	$1,022.50	0.50%	$2.53

Class B	Actual	$1,000.00	$887.10	1.19%	$5.61
	Hypothetical	$1,000.00	$1,019.05	1.19%	$6.01

Class C	Actual	$1,000.00	$885.70	1.44%	$6.79
	Hypothetical	$1,000.00	$1,017.80	1.44%	$7.26

Class I	Actual	$1,000.00	$891.40	0.19%	$0.90
	Hypothetical	$1,000.00	$1,024.05	0.19%	$0.96

Class Z	Actual	$1,000.00	$891.00	0.24%	$1.13
	Hypothetical	$1,000.00	$1,023.80	0.24%	$1.21

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2008, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

8	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of September 30, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.0%
COMMON STOCKS

Aerospace/Defense 2.7%
74,784	Boeing Co.	$4,288,862
40,312	General Dynamics Corp.	2,967,769
11,499	Goodrich Corp.	478,358
74,915	Honeywell International, Inc.	3,112,718
12,500	L-3 Communications Holdings, Inc.	1,229,000
34,056	Lockheed Martin Corp.	3,734,922
34,048	Northrop Grumman Corp.	2,061,266
12,800	Precision Castparts Corp.	1,008,384
42,444	Raytheon Co.	2,271,178
16,563	Rockwell Collins, Inc.	796,515
98,340	United Technologies Corp.	5,906,301

		27,855,273

Air Freight & Logistics 1.0%
16,700	C.H. Robinson Worldwide, Inc.(b)	851,032
18,500	Expeditors International of Washington, Inc.(b)	644,540
30,416	FedEx Corp.	2,404,081
99,800	United Parcel Service, Inc. (Class B Stock)	6,276,422

		10,176,075

Airlines 0.1%
63,374	Southwest Airlines Co.(b)	919,557

Auto Components 0.2%
14,971	Goodyear Tire & Rubber Co. (The)(a)(b)	229,206
57,556	Johnson Controls, Inc.	1,745,673

		1,974,879

Automobiles 0.2%
216,038	Ford Motor Co.(a)(b)	1,123,398
53,978	General Motors Corp.(b)	510,092
23,600	Harley-Davidson, Inc.	880,280

		2,513,770

Beverages 2.8%
70,854	Anheuser-Busch Cos., Inc.(b)	4,597,008
8,776	Brown-Forman Corp. (Class B Stock)	630,205
198,832	Coca-Cola Co. (The)(b)	10,514,236
32,800	Coca-Cola Enterprises, Inc.	550,056

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	9

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages (cont’d.)
18,500	Constellation Brands, Inc. (Class A Stock)(a)	$397,010
13,994	Molson Coors Brewing Co. (Class B Stock)	654,220
12,700	Pepsi Bottling Group, Inc.	370,459
154,905	PepsiCo, Inc.	11,040,078

		28,753,272

Biotechnology 1.6%
105,904	Amgen, Inc.(a)	6,276,930
29,220	Biogen Idec, Inc.(a)	1,469,474
40,700	Celgene Corp.(a)	2,575,496
25,000	Genzyme Corp.(a)	2,022,250
86,800	Gilead Sciences, Inc.(a)	3,956,344

		16,300,494

Building Products 0.1%
33,526	Masco Corp.(b)	601,456

Capital Markets 2.7%
14,500	American Capital Ltd.	369,895
23,471	Ameriprise Financial, Inc.	896,592
114,738	Bank of New York Mellon (The)	3,738,164
91,611	Charles Schwab Corp. (The)	2,381,886
30,000	E*Trade Financial Corp.(a)(b)	84,000
9,400	Federated Investors, Inc. (Class B Stock)	271,190
15,114	Franklin Resources, Inc.	1,331,997
41,500	Goldman Sachs Group, Inc. (The)	5,312,000
31,900	Invesco Limited	669,262
14,500	Janus Capital Group, Inc.(b)	352,060
14,300	Legg Mason, Inc.	544,258
145,034	Merrill Lynch & Co., Inc.(b)	3,669,360
111,036	Morgan Stanley	2,553,828
19,262	Northern Trust Corp.	1,390,716
43,362	State Street Corp.	2,466,431
25,900	T. Rowe Price Group, Inc.(b)	1,391,089

		27,422,728

Chemicals 2.0%
21,532	Air Products & Chemicals, Inc.	1,474,727
6,445	Ashland, Inc.	188,452
4,600	CF Industries Holding Inc.	420,716

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
92,836	Dow Chemical Co. (The)	$2,950,328
91,144	E.I. Du Pont de Nemours & Co.	3,673,103
8,193	Eastman Chemical Co.	451,107
16,182	Ecolab, Inc.	785,151
12,031	Hercules, Inc.	238,093
6,375	International Flavors & Fragrances, Inc.	251,558
54,584	Monsanto Co.	5,402,723
16,974	PPG Industries, Inc.	989,924
30,158	Praxair, Inc.	2,163,535
12,870	Rohm and Haas Co.(b)	900,900
13,032	Sigma-Aldrich Corp.(b)	683,137

		20,573,454

Commercial Banks 3.0%
56,458	BB&T Corp.(b)	2,134,112
15,961	Comerica, Inc.(b)	523,361
62,873	Fifth Third Bancorp	748,189
10,100	First Horizon National Corp.	94,535
53,429	Huntington Bancshares, Inc.(b)	426,898
44,035	KeyCorp	525,778
7,700	M&T Bank Corp.(b)	687,225
30,399	Marshall & Ilsley Corp.(b)	612,540
51,698	National City Corp.(b)	90,472
32,436	PNC Financial Services Group, Inc.	2,422,969
85,874	Regions Financial Corp.	824,390
34,883	SunTrust Banks, Inc.	1,569,386
172,995	U.S. Bancorp	6,231,280
216,659	Wachovia Corp.(b)	758,307
328,680	Wells Fargo & Co.	12,335,360
10,700	Zions Bancorporation.(b)	414,090

		30,398,892

Commercial Services & Supplies 0.5%
35,500	Allied Waste Industries, Inc.(a)	394,405
9,468	Avery Dennison Corp.(b)	421,137
11,000	Cintas Corp.(b)	315,810
13,530	Equifax, Inc.	466,109
13,000	Monster Worldwide, Inc.(a)(b)	193,830
21,125	Pitney Bowes, Inc.	702,618
21,840	R.R. Donnelley & Sons Co.	535,735

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	11

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
16,300	Robert Half International, Inc.	$403,425
48,713	Waste Management, Inc.	1,533,971

		4,967,040

Communications Equipment 2.6%
7,257	Ciena Corp.(a)(b)	73,151
585,244	Cisco Systems, Inc.(a)	13,203,104
158,297	Corning, Inc.	2,475,765
10,300	Harris Corp.	475,860
16,187	JDS Uniphase Corp.(a)	136,942
53,600	Juniper Networks, Inc.(a)(b)	1,129,352
225,913	Motorola, Inc.	1,613,019
164,500	QUALCOMM, Inc.	7,068,565
42,194	Tellabs, Inc.(a)	171,308

		26,347,066

Computers & Peripherals 4.4%
86,524	Apple, Inc.(a)	9,834,318
188,040	Dell, Inc.(a)(b)	3,098,899
206,904	EMC Corp.(a)(b)	2,474,572
246,202	Hewlett-Packard Co.	11,384,380
135,834	International Business Machines Corp.(b)	15,887,144
8,152	Lexmark International, Inc. (Class A Stock)(a)(b)	265,511
34,200	NetApp, Inc.(a)	623,466
18,600	QLogic Corp.(a)(b)	285,696
22,400	SanDisk Corp.(a)(b)	437,920
79,424	Sun Microsystems, Inc.(a)	603,622
16,800	Teradata Corp.(a)	327,600

		45,223,128

Construction & Engineering 0.2%
17,874	Fluor Corp.	995,582
12,100	Jacobs Engineering Group, Inc.(a)	657,151

		1,652,733

Construction Materials 0.1%
8,100	Vulcan Materials Co.(b)	603,450

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Consumer Finance 0.7%
115,259	American Express Co.	$4,083,626
36,966	Capital One Financial Corp.(b)	1,885,266
49,818	Discover Financial Services	688,485
39,492	SLM Corp.(a)	487,331

		7,144,708

Containers & Packaging 0.1%
10,532	Ball Corp.	415,909
8,210	Bemis Co., Inc.	215,184
11,958	Pactiv Corp.(a)	296,917
18,436	Sealed Air Corp.	405,408

		1,333,418

Distributors 0.1%
15,199	Genuine Parts Co.	611,152

Diversified Consumer Services 0.2%
14,300	Apollo Group, Inc. (Class A Stock)(a)	847,990
32,420	H&R Block, Inc.	737,555

		1,585,545

Diversified Financial Services 4.8%
450,774	Bank of America Corp.(b)	15,777,090
25,000	CIT Group, Inc.(b)	174,000
541,855	Citigroup, Inc.	11,113,446
6,090	CME Group, Inc.(b)	2,262,496
7,400	IntercontinentalExchange, Inc.(a)	597,032
355,793	JPMorgan Chase & Co.	16,615,532
18,300	Leucadia National Corp.(b)	831,552
21,776	Moody’s Corp.(b)	740,384
24,600	NYSE Euronext	963,828

		49,075,360

Diversified Telecommunication Services 2.7%
590,131	AT&T, Inc.	16,476,458
9,750	CenturyTel, Inc.	357,338
14,688	Embarq Corp.(b)	595,598
28,200	Frontier Communications Corp.(b)	324,300
142,336	Qwest Communications International, Inc.(b)	459,745

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	13

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
287,533	Verizon Communications, Inc.	$9,226,934
40,677	Windstream Corp.	445,006

		27,885,379

Electric Utilities 2.1%
15,300	Allegheny Energy, Inc.	562,581
44,391	American Electric Power Co., Inc.	1,643,799
129,269	Duke Energy Corp.	2,253,159
34,262	Edison International	1,367,054
18,815	Entergy Corp.	1,674,723
64,756	Exelon Corp.	4,055,020
30,206	FirstEnergy Corp.	2,023,500
41,272	FPL Group, Inc.	2,075,982
15,600	Pepco Holdings, Inc.	357,396
10,800	Pinnacle West Capital Corp.	371,628
32,352	PPL Corp.	1,197,671
24,958	Progress Energy, Inc.	1,076,439
76,415	Southern Co.(b)	2,880,081

		21,539,033

Electrical Equipment 0.4%
18,440	Cooper Industries, Ltd. (Class A Stock)	736,678
80,750	Emerson Electric Co.	3,293,793
15,163	Rockwell Automation, Inc.	566,186

		4,596,657

Electronic Equipment & Instruments 0.3%
35,198	Agilent Technologies, Inc.(a)(b)	1,043,973
4,400	Amphenol Corp., (Class A Stock)	176,616
21,700	Jabil Circuit, Inc.	207,018
9,050	Molex, Inc.	203,173
50,295	Tyco Electronics Ltd.	1,391,159

		3,021,939

Energy Equipment & Services 2.6%
30,379	Baker Hughes, Inc.	1,839,145
28,200	BJ Services Co.	539,466
21,700	Cameron International Corp.(a)(b)	836,318
14,600	ENSCO International, Inc.(b)	841,398
87,622	Halliburton Co.	2,838,077

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
28,200	Nabors Industries Ltd.(a)	$702,744
37,900	National Oilwell Varco, Inc.(a)	1,903,717
27,700	Noble Corp.	1,216,030
10,410	Rowan Cos., Inc.	318,026
119,742	Schlumberger Ltd.	9,350,652
20,200	Smith International, Inc.	1,184,528
30,730	Transocean, Inc.	3,375,383
67,600	Weatherford International Ltd.(a)	1,699,464

		26,644,948

Food & Staples Retailing 2.8%
43,508	Costco Wholesale Corp.(b)	2,824,974
135,299	CVS Caremark Corp.	4,554,164
64,334	Kroger Co. (The)	1,767,898
49,600	Safeway, Inc.	1,176,512
17,878	SUPERVALU, Inc.	387,953
58,080	Sysco Corp.	1,790,606
93,378	Walgreen Co.	2,890,983
225,526	Wal-Mart Stores, Inc.	13,506,753
4,400	Whole Foods Market, Inc.(b)	88,132

		28,987,975

Food Products 1.7%
62,159	Archer-Daniels-Midland Co.(b)	1,361,904
22,047	Campbell Soup Co.	851,014
53,743	ConAgra Foods, Inc.	1,045,839
14,400	Dean Foods Co.(a)(b)	336,384
32,572	General Mills, Inc.	2,238,347
31,414	H.J. Heinz Co.	1,569,758
15,416	Hershey Co. (The)(b)	609,549
25,470	Kellogg Co.(b)	1,428,867
148,666	Kraft Foods, Inc. (Class A Stock)	4,868,811
12,600	McCormick & Co., Inc.	484,470
73,686	Sara Lee Corp.	930,654
29,300	Tyson Foods, Inc. (Class A Stock)(b)	349,842
21,604	Wm. Wrigley Jr. Co.	1,715,358

		17,790,797

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	15

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Gas Utilities 0.1%
3,300	Nicor, Inc.	$146,355
17,600	Questar Corp.	720,192

		866,547

Healthcare Equipment & Supplies 2.3%
62,774	Baxter International, Inc.	4,119,859
25,312	Becton Dickinson & Co.	2,031,541
134,172	Boston Scientific Corp.(a)	1,646,290
10,112	C.R. Bard, Inc.(b)	959,325
49,195	Covidien Ltd.	2,644,723
15,507	Hospira, Inc.(a)	592,367
3,400	Intuitive Surgical, Inc.(a)(b)	819,332
113,458	Medtronic, Inc.(b)	5,684,247
35,464	St. Jude Medical, Inc.(a)	1,542,329
23,900	Stryker Corp.	1,488,970
10,400	Varian Medical Systems, Inc.(a)	594,152
23,211	Zimmer Holdings, Inc.(a)	1,498,502

		23,621,637

Healthcare Providers & Services 2.0%
48,172	Aetna, Inc.	1,739,491
17,800	AmerisourceBergen Corp.	670,170
36,873	Cardinal Health, Inc.	1,817,101
27,991	CIGNA Corp.	951,134
14,550	Coventry Health Care, Inc.(a)	473,603
8,400	Davita Inc.(a)	478,884
27,800	Express Scripts, Inc.(a)	2,052,196
18,910	Humana, Inc.(a)	779,092
11,100	Laboratory Corp. of America Holdings(a)(b)	771,450
27,776	McKesson Corp.	1,494,627
51,068	Medco Health Solutions, Inc.(a)	2,298,060
9,800	Patterson Cos., Inc.(a)	298,018
15,200	Quest Diagnostics, Inc.	785,384
23,472	Tenet Healthcare Corp.(a)	130,270
123,748	UnitedHealth Group, Inc.	3,141,961
52,900	WellPoint, Inc.(a)	2,474,133

		20,355,574

Healthcare Technology
17,510	IMS Health, Inc.	331,114

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.3%
38,100	Carnival Corp.(b)	$1,346,835
15,653	Darden Restaurants, Inc.	448,145
29,800	International Game Technology	511,964
32,204	Marriott International, Inc. (Class A Stock)	840,202
112,830	McDonald’s Corp.	6,961,612
66,900	Starbucks Corp.(a)	994,803
20,200	Starwood Hotels & Resorts Worldwide, Inc.(b)	568,428
15,051	Wyndham Worldwide Corp.	236,451
46,364	Yum! Brands, Inc.(b)	1,511,930

		13,420,370

Household Durables 0.4%
5,632	Black & Decker Corp.(b)	342,144
13,894	Centex Corp.	225,083
26,000	D.R. Horton, Inc.(b)	338,520
15,808	Fortune Brands, Inc.(b)	906,746
6,700	Harman International Industries, Inc.	228,269
7,082	KB Home	139,374
17,600	Leggett & Platt, Inc.	383,504
13,400	Lennar Corp. (Class A Stock)	203,546
29,827	Newell Rubbermaid, Inc.	514,814
17,472	Pulte Homes, Inc.	244,084
4,742	Snap-On, Inc.	249,714
7,838	Stanley Works (The)	327,158
6,885	Whirlpool Corp.(b)	545,912

		4,648,868

Household Products 2.8%
13,732	Clorox Co.	860,859
51,330	Colgate-Palmolive Co.	3,867,716
41,716	Kimberly-Clark Corp.	2,704,865
302,823	Procter & Gamble Co.	21,103,735

		28,537,175

Independent Power Producers & Energy Traders 0.1%
65,200	AES Corp. (The)(a)(b)	762,188
13,129	Constellation Energy Group, Inc.	319,035
33,100	Dynegy, Inc. (Class A Stock)(a)	118,498

		1,199,721

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	17

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Industrial Conglomerates 3.1%
69,698	3M Co.	$4,761,070
984,272	General Electric Co.	25,098,936
25,634	Textron, Inc.(b)	750,564
51,995	Tyco International Ltd.	1,820,865

		32,431,435

Insurance 2.9%
47,100	AFLAC, Inc.	2,767,125
56,208	Allstate Corp. (The)	2,592,313
267,638	American International Group, Inc.(b)	891,235
26,989	Aon Corp.(b)	1,213,425
9,800	Assurant, Inc.	539,000
36,868	Chubb Corp.	2,024,053
15,507	Cincinnati Financial Corp.	441,019
43,400	Genworth Financial, Inc. (Class A Stock)	373,674
31,153	Hartford Financial Services Group, Inc.(b)	1,276,961
26,751	Lincoln National Corp.	1,145,210
37,417	Loews Corp.(b)	1,477,597
49,540	Marsh & McLennan Cos., Inc.	1,573,390
10,000	MBIA, Inc.(b)	119,000
69,600	MetLife, Inc.	3,897,601
25,300	Principal Financial Group, Inc.	1,100,297
60,516	Progressive Corp. (The)	1,052,978
42,500	Prudential Financial, Inc.(b)(d)	3,060,001
8,215	Torchmark Corp.	491,257
59,111	Travelers Cos., Inc. (The)	2,671,817
33,326	Unum Group	836,483
29,200	XL Capital Ltd. (Class A Stock)	523,848

		30,068,284

Internet & Catalog Retail 0.2%
29,300	Amazon.Com, Inc.(a)	2,131,868
22,000	Expedia, Inc.(a)(b)	332,420

		2,464,288

Internet Software & Services 1.4%
13,800	Akamai Technologies, Inc.(a)	240,672
109,400	eBay, Inc.(a)(b)	2,448,372
23,100	Google, Inc. (Class A Stock)(a)	9,252,012

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
19,200	VeriSign, Inc.(a)(b)	$500,736
138,600	Yahoo!, Inc.(a)	2,397,780

		14,839,572

IT Services 0.9%
11,000	Affiliated Computer Services, Inc. (Class A Stock)(a)	556,930
51,178	Automatic Data Processing, Inc.	2,187,859
25,400	Cognizant Technology Solutions Corp. (Class A Stock)(a)	579,882
15,251	Computer Sciences Corp.(a)	612,938
12,900	Convergys Corp.(a)	190,662
13,900	Fidelity National Information Services, Inc.	256,594
16,400	Fiserv, Inc.(a)(b)	776,048
6,600	Mastercard Inc. (Class A Stock)(b)	1,170,378
30,825	Paychex, Inc.(b)	1,018,150
15,371	Total System Services, Inc.	252,084
27,590	Unisys Corp.(a)	75,873
72,652	Western Union Co. (The)	1,792,325

		9,469,723

Leisure Equipment & Products 0.2%
26,365	Eastman Kodak Co.	405,494
14,054	Hasbro, Inc.(b)	487,955
37,213	Mattel, Inc.	671,322

		1,564,771

Life Sciences, Tools & Services 0.4%
17,964	Applied Biosystems, Inc.	615,267
3,561	Millipore Corp.(a)(b)	244,997
13,070	PerkinElmer, Inc.	326,358
41,402	Thermo Fisher Scientific, Inc.(a)	2,277,110
10,700	Waters Corp.(a)	622,526

		4,086,258

Machinery 1.6%
63,156	Caterpillar, Inc.(b)	3,764,097
22,016	Cummins, Inc.	962,540
24,500	Danaher Corp.	1,700,300
42,480	Deere & Co.	2,102,760
19,162	Dover Corp.	777,019
15,754	Eaton Corp.	885,060

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	19

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
39,536	Illinois Tool Works, Inc.	$1,757,375
31,531	Ingersoll-Rand Co. Ltd. (Class A Stock)	982,821
18,472	ITT Corp.	1,027,228
10,700	Manitowoc Co., Inc. (The)	166,385
35,364	PACCAR, Inc.(b)	1,350,551
10,704	Pall Corp.	368,111
16,238	Parker Hannifin Corp.	860,614
10,100	Terex Corp.(a)	308,252

		17,013,113

Media 2.6%
72,176	CBS Corp. (Class B Stock)	1,052,326
289,485	Comcast Corp. (Class A Stock)	5,682,591
65,300	DIRECTV Group, Inc. (The)(a)	1,708,901
29,989	Gannett Co., Inc.(b)	507,114
31,812	Interpublic Group of Cos., Inc.(a)(b)	246,543
33,800	McGraw-Hill Cos., Inc. (The)	1,068,418
3,096	Meredith Corp.(b)	86,812
11,490	New York Times Co. (The) (Class A Stock)(b)	164,192
224,000	News Corp. (Class A Stock)(b)	2,685,760
31,534	Omnicom Group, Inc.	1,215,951
9,300	Scripps Networks Interactive (Class A Stock)(b)	337,683
360,624	Time Warner, Inc.(b)	4,727,781
66,076	Viacom, Inc. (Class B Stock)(a)	1,641,328
185,613	Walt Disney Co. (The)(b)	5,696,462
400	Washington Post Co. (The) (Class B Stock)	222,704

		27,044,566

Metals & Mining 0.8%
10,100	AK Steel Holding Corp.	261,792
83,044	Alcoa, Inc.	1,875,134
9,818	Allegheny Technologies, Inc.	290,122
37,746	Freeport-McMoRan Copper & Gold, Inc.(b)	2,145,860
45,697	Newmont Mining Corp.(b)	1,771,216
30,912	Nucor Corp.	1,221,024
2,000	Titanium Metals Corp.(b)	22,680
11,809	United States Steel Corp.	916,496

		8,504,324

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multiline Retail 0.8%
8,124	Big Lots, Inc.(a)(b)	$226,091
3,223	Dillard’s, Inc. (Class A Stock)	38,031
12,700	Family Dollar Stores, Inc.	300,990
22,184	J.C. Penney Co., Inc.	739,615
30,700	Kohl’s Corp.(a)(b)	1,414,656
40,282	Macy’s, Inc.	724,270
17,000	Nordstrom, Inc.(b)	489,940
3,607	Sears Holdings Corp.(a)(b)	337,255
75,582	Target Corp.(b)	3,707,297

		7,978,145

Multi-Utilities 1.2%
23,769	Ameren Corp.	927,704
29,779	CenterPoint Energy, Inc.	433,880
22,100	CMS Energy Corp.(b)	275,587
28,651	Consolidated Edison, Inc.(b)	1,230,847
57,604	Dominion Resources, Inc.(b)	2,464,300
16,087	DTE Energy Co.	645,410
5,308	Integrys Energy Group, Inc.	265,082
27,000	NiSource, Inc.	398,520
37,152	PG&E Corp.	1,391,342
51,994	Public Service Enterprise Group, Inc.	1,704,883
24,498	Sempra Energy	1,236,414
21,200	TECO Energy, Inc.	333,476
44,383	Xcel Energy, Inc.(b)	887,216

		12,194,661

Office Electronics 0.1%
89,898	Xerox Corp.	1,036,524

Oil, Gas & Consumable Fuels 10.5%
46,636	Anadarko Petroleum Corp.	2,262,312
34,248	Apache Corp.	3,571,381
6,800	Cabot Oil & Gas Corp.	245,752
47,400	Chesapeake Energy Corp.	1,699,764
205,592	Chevron Corp.	16,957,228
153,157	ConocoPhillips	11,218,750
17,900	Consol Energy, Inc.	821,431
45,100	Devon Energy Corp.	4,113,120
67,304	El Paso Corp.	858,799

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	21

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
24,700	EOG Resources, Inc.(b)	$2,209,662
513,514	Exxon Mobil Corp.	39,879,498
27,334	Hess Corp.	2,243,575
73,478	Marathon Oil Corp.	2,929,568
6,800	Massey Energy Co.	242,556
20,900	Murphy Oil Corp.(b)	1,340,526
18,500	Noble Energy, Inc.	1,028,415
83,676	Occidental Petroleum Corp.	5,894,974
27,000	Peabody Energy Corp.(b)	1,215,000
8,800	Pioneer Natural Resources Co.	460,064
14,600	Range Resources Corp.	625,902
33,300	Southwestern Energy Co.(a)	1,016,982
62,184	Spectra Energy Corp.	1,479,979
10,128	Sunoco, Inc.(b)	360,354
12,100	Tesoro Corp.(b)	199,529
56,000	Valero Energy Corp.	1,696,800
61,192	Williams Cos., Inc.	1,447,191
50,716	XTO Energy, Inc.	2,359,308

		108,378,420

Paper & Forest Products 0.2%
43,084	International Paper Co.(b)	1,127,939
15,235	MeadWestvaco Corp.	355,128
17,500	Weyerhaeuser Co.(b)	1,060,150

		2,543,217

Personal Products 0.2%
41,544	Avon Products, Inc.(b)	1,726,984
10,400	Estee Lauder Cos., Inc. (The) (Class A Stock)(b)	519,064

		2,246,048

Pharmaceuticals 6.6%
153,574	Abbott Laboratories	8,842,791
30,564	Allergan, Inc.(b)	1,574,046
10,700	Barr Pharmaceuticals, Inc.(a)	698,710
200,214	Bristol-Myers Squibb Co.	4,174,462
101,397	Eli Lilly & Co.	4,464,510
29,300	Forest Laboratories, Inc.(a)	828,604
279,269	Johnson & Johnson	19,347,755
31,933	King Pharmaceuticals, Inc.(a)(b)	305,918

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
217,644	Merck & Co., Inc.	$6,868,845
19,900	Mylan, Inc.(a)(b)	227,258
677,823	Pfizer, Inc.	12,499,056
150,824	Schering-Plough Corp.	2,785,719
12,500	Watson Pharmaceuticals, Inc.(a)	356,250
132,691	Wyeth	4,901,606

		67,875,530

Real Estate Investment Trust 1.3%
9,038	Apartment Investment & Management Co. (Class A Stock)(b)	316,511
6,700	AvalonBay Communities, Inc.(b)	659,414
11,800	Boston Properties, Inc.(b)	1,105,188
11,300	Developers Diversified Realty Corp.(b)	358,097
27,600	Equity Residential(b)	1,225,716
26,500	General Growth Properties, Inc.(b)	400,150
19,600	HCP, Inc.	786,548
52,500	Host Hotels & Resorts, Inc.(b)	697,725
23,000	Kimco Realty Corp.	849,620
17,200	Plum Creek Timber Co., Inc.(b)	857,592
26,700	ProLogis(b)	1,101,909
12,900	Public Storage	1,277,229
22,200	Simon Property Group, Inc.(b)	2,153,400
13,200	Vornado Realty Trust(b)	1,200,540

		12,989,639

Real Estate Management & Development
17,300	C.B. Richard Ellis Group, Inc. (Class A Stock)(a)	231,301

Road & Rail 1.1%
29,223	Burlington Northern Santa Fe Corp.(b)	2,701,082
41,606	CSX Corp.	2,270,439
38,311	Norfolk Southern Corp.	2,536,571
7,721	Ryder System, Inc.(b)	478,702
51,458	Union Pacific Corp.	3,661,752

		11,648,546

Semiconductors & Semiconductor Equipment 2.2%
50,124	Advanced Micro Devices, Inc.(a)(b)	263,151
30,300	Altera Corp.(b)	626,604
32,900	Analog Devices, Inc.	866,915

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	23

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
119,888	Applied Materials, Inc.(b)	$1,813,905
52,500	Broadcom Corp. (Class A Stock)(a)	978,075
567,388	Intel Corp.	10,627,177
11,020	KLA-Tencor Corp.	348,783
20,400	Linear Technology Corp.(b)	625,464
73,844	LSI Corp.(a)(b)	395,804
20,700	MEMC Electronic Materials, Inc.(a)	584,982
19,700	Microchip Technology, Inc.(b)	579,771
54,716	Micron Technology, Inc.(a)	221,600
31,852	National Semiconductor Corp.(b)	548,173
9,400	Novellus Systems, Inc.(a)	184,616
40,900	NVIDIA Corp.(a)	438,039
12,100	Teradyne, Inc.(a)	94,501
130,852	Texas Instruments, Inc.	2,813,318
29,200	Xilinx, Inc.(b)	684,740

		22,695,618

Software 3.7%
54,340	Adobe Systems, Inc.(a)	2,144,800
22,020	Autodesk, Inc.(a)	738,771
20,500	BMC Software, Inc.(a)(b)	586,915
40,758	CA, Inc.	813,530
18,400	Citrix Systems, Inc.(a)(b)	464,784
27,200	Compuware Corp.(a)(b)	263,568
26,700	Electronic Arts, Inc.(a)	987,633
31,200	Intuit, Inc.(a)(b)	986,232
782,212	Microsoft Corp.	20,877,238
29,602	Novell, Inc.(a)	152,154
395,940	Oracle Corp.(a)	8,041,541
7,300	Salesforce.com Inc.(a)	353,320
86,817	Symantec Corp.(a)	1,699,877

		38,110,363

Specialty Retail 1.6%
9,400	Abercrombie & Fitch Co. (Class A Stock)	370,830
12,023	AutoNation, Inc.(a)(b)	135,139
4,000	AutoZone, Inc.(a)	493,360
21,700	Bed Bath & Beyond, Inc.(a)	681,597
31,600	Best Buy Co., Inc.	1,185,000
15,600	GameStop Corp. (Class A Stock)(a)	533,676

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
48,113	Gap, Inc. (The)(b)	$855,449
170,584	Home Depot, Inc.(b)	4,416,419
30,822	Limited Brands, Inc.(b)	533,837
145,496	Lowe’s Cos., Inc.	3,446,800
32,600	Office Depot, Inc.(a)(b)	189,732
9,854	RadioShack Corp.	170,277
10,016	Sherwin-Williams Co. (The)(b)	572,515
62,125	Staples, Inc.(b)	1,397,813
14,000	Tiffany & Co.	497,280
41,332	TJX Cos., Inc.	1,261,453

		16,741,177

Textiles, Apparel & Luxury Goods 0.5%
39,000	Coach, Inc.(a)(b)	976,560
9,500	Jones Apparel Group, Inc.	175,845
13,292	Liz Claiborne, Inc.	218,388
35,776	NIKE, Inc. (Class B Stock)	2,393,414
6,000	Polo Ralph Lauren Corp.	399,840
8,234	V.F. Corp.	636,571

		4,800,618

Thrifts & Mortgage Finance 0.1%
50,400	Hudson City Bancorp, Inc.	929,880
5,000	MGIC Investment Corp.(b)	35,150
46,475	Sovereign Bancorp, Inc.(b)	183,576

		1,148,606

Tobacco 1.7%
208,479	Altria Group, Inc.	4,136,223
15,560	Lorillard, Inc.(b)	1,107,094
207,579	Philip Morris International, Inc.	9,984,551
20,800	Reynolds American, Inc.(b)	1,011,296
13,599	UST, Inc.	904,877

		17,144,041

Trading Companies & Distributors 0.1%
10,800	Fastenal Co.(b)	533,412
5,874	W.W. Grainger, Inc.	510,862

		1,044,274

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	25

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.3%
39,100	American Tower Corp. (Class A Stock)(a)	$1,406,427
273,574	Sprint Nextel Corp.	1,668,801

		3,075,228

	Total long-term investments (cost $619,088,450)	1,008,849,474

SHORT-TERM INVESTMENTS 18.8%

Affiliated Money Market Mutual Fund 18.5%
190,086,783	Dryden Core Investment Fund - Taxable Money Market Series (cost $190,086,783; includes $171,790,226 of cash collateral received for securities on loan) (Note 3)(c)(d)(e)	190,086,783

Principal Amount (000)
U.S. Government Securities 0.3%
$3,000	United States Treasury bill 0.06%, 12/18/2008(f)(g) (cost $2,999,610)	2,998,179

	Total short-term investments (cost $193,086,393)	193,084,962

	Total Investments 116.8% (cost $812,174,843; Note 5)	$1,201,934,436
	Liabilities in excess of other assets(h) (16.8%)	(172,703,827)

	Net Assets 100.0%	$1,029,230,609

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan with an aggregate market value of $174,126,321; cash collateral of $171,790,226 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on September 30, 2008. Collateral was subsequently received on October 1, 2008 and the Fund remained in compliance.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Affiliated security.
(e)	Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(f)	Rate quoted represents yield-to-maturity as of purchase date.
(g)	Security segregated as collateral for futures contracts.
(h)	Liabilities in excess of other assets include net unrealized depreciation on financial futures contracts as follows:

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Open futures contracts outstanding at September 30, 2008:

Number of Contracts	Type	Expiration Date	Value at September 30, 2008	Value at Trade Date	Unrealized Depreciation
	Long Position:
79	S&P 500 Index Futures	Dec. 08	$23,087,750	$23,109,422	$(21,672)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2008 were as follows:

Affiliated Money Market Mutual Fund (including 16.7% of collateral received for securities on loan)	18.5%
Oil, Gas & Consumable Fuels	10.5
Pharmaceuticals	6.6
Diversified Financial Services	4.8
Computers & Peripherals	4.4
Software	3.7
Industrial Conglomerates	3.1
Commercial Banks	3.0
Insurance	2.9
Beverages	2.8
Foods & Staples Retailing	2.8
Household Products	2.8
Aerospace/Defense	2.7
Capital Markets	2.7
Diversified Telecommunication Services	2.7
Communications Equipment	2.6
Energy Equipment & Services	2.6
Media	2.6
Healthcare Equipment & Supplies	2.3
Semiconductors & Semiconductor Equipment	2.2
Electric Utilities	2.1
Chemicals	2.0
Healthcare Providers & Services	2.0
Food Products	1.7
Tobacco	1.7
Biotechnology	1.6
Machinery	1.6
Specialty Retail	1.6
Internet Software & Services	1.4
Hotels, Restaurants & Leisure	1.3
Real Estate Investment Trust	1.3
Multi-Utilities	1.2
Road & Rail	1.1
Air Freight & Logistics	1.0
IT Services	0.9
Metals & Mining	0.8

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	27

Portfolio of Investments

as of September 30, 2008 continued

Multiline Retail	0.8%
Consumer Finance	0.7
Commercial Services & Supplies	0.5
Textiles, Apparel & Luxury Goods	0.5
Electrical Equipment	0.4
Household Durables	0.4
Life Sciences, Tools & Services	0.4
Electronic Equipment & Instruments	0.3
U.S. Government Securities	0.3
Wireless Telecommunication Services	0.3
Auto Components	0.2
Automobiles	0.2
Construction & Engineering	0.2
Diversified Consumer Services	0.2
Internet & Catalog Retail	0.2
Leisure Equipment & Products	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Airlines	0.1
Building Products	0.1
Construction Materials	0.1
Containers & Packaging	0.1
Distributors	0.1
Gas Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Office Electronics	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1

116.8
Liabilities in excess of other assets	(16.8)

100.0%

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Financial Statements

SEPTEMBER 30, 2008	ANNUAL REPORT

Dryden Index Series Fund/

Dryden Stock Index Fund

Statement of Assets and Liabilities

as of September 30, 2008

Assets
Investments at value, including securities on loan of $174,126,321:
Unaffiliated Investments (cost $620,764,349)	$1,008,787,652
Affiliated Investments (cost $191,410,494)	193,146,784
Receivable for investments sold	2,395,719
Dividends and interest receivable	1,600,878
Due from broker—variation margin	978,089
Receivable for Fund shares sold	780,263
Prepaid expenses	364,168

Total assets	1,208,053,553

Liabilities
Payable to broker for collateral for securities on loan	171,790,226
Payable for Fund shares reacquired	4,574,982
Payable for investments purchased	1,072,699
Accrued expenses	682,020
Payable to broker	242,395
Transfer agent fee payable	154,703
Payable to custodian	152,796
Distribution fee payable	75,168
Management fee payable	71,616
Deferred trustees’ fees	6,339

Total liabilities	178,822,944

Net Assets	$1,029,230,609

Net assets were comprised of:
Common stock, at par	$39,240
Paid-in capital in excess of par	747,667,343

747,706,583
Undistributed net investment income	19,252,558
Accumulated net realized loss on investment and financial futures transactions	(127,466,453)
Net unrealized appreciation on investments and financial futures contracts	389,737,921

Net assets September 30, 2008	$1,029,230,609

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($90,714,361 ÷ 3,465,811 shares of beneficial interest issued and outstanding)	$26.17
Maximum sales charge (3.25% of offering price)	.88

Maximum offering price to public	$27.05

Class B
Net asset value, offering price and redemption price per share ($29,579,695 ÷ 1,141,069 shares of beneficial interest issued and outstanding)	$25.92

Class C
Net asset value, offering price and redemption price per share ($28,700,583 ÷ 1,108,160 shares of beneficial interest issued and outstanding)	$25.90

Class I
Net asset value, offering price and redemption price per share ($399,243,601 ÷ 15,200,775 shares of beneficial interest issued and outstanding)	$26.26

Class Z
Net asset value, offering price and redemption price per share ($480,992,369 ÷ 18,323,785 shares of beneficial interest issued and outstanding)	$26.25

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	31

Statement of Operations

Year Ended September 30, 2008

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $569)	$27,826,439
Affiliated income from securities loaned, net	1,105,428
Affiliated dividend income	1,014,727
Unaffiliated interest	51,540

Total income	29,998,134

Expenses
Management fee	3,889,409
Distribution fee—Class A	293,489
Distribution fee—Class B	473,027
Distribution fee—Class C	373,341
Transfer agent fee—Class A (including affiliated expense of $66,500)	100,000
Transfer agent fee—Class B (including affiliated expense of $50,800)	92,000
Transfer agent fee—Class C (including affiliated expense of $72,700)	94,000
Transfer agent fee—Class I (including affiliated expense of $345,400)	436,000
Transfer agent fee—Class Z (including affiliated expense of $798,000)	798,000
Custodian’s fees and expenses	153,000
Reports to shareholders	75,000
Registration fees	63,000
Trustees’ fees	45,000
Insurance	29,000
Legal fees and expenses	25,000
Audit fee	21,000
Loan interest expense (Note 7)	2,391
Miscellaneous	16,720

Total expenses	6,979,377
Less: Management fee waiver (Note 2)	(2,804,735)

Net expenses	4,174,642

Net investment income	25,823,492

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	67,036,920
Financial futures transactions	(9,044,783)

57,992,137

Net change in unrealized appreciation (depreciation) on:
Investments	(410,668,350)
Financial futures contracts	(841,422)

(411,509,772)

Net loss on investments	(353,517,635)

Net Decrease In Net Assets Resulting From Operations	$(327,694,143)

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$25,823,492	$26,857,759
Net realized gain on investment transactions	57,992,137	80,736,440
Net change in unrealized appreciation (depreciation) on investments	(411,509,772)	137,949,939

Net increase (decrease) in net assets resulting from operations	(327,694,143)	245,544,138

Dividends from net investment income (Note 1)
Class A	(1,647,857)	(1,391,031)
Class B	(457,636)	(696,089)
Class C	(320,795)	(376,794)
Class I	(12,166,848)	(14,618,930)
Class Z	(11,909,022)	(11,939,805)

	(26,502,158)	(29,022,649)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	212,589,904	317,991,334
Net asset value of shares issued in reinvestment of dividends	24,778,397	26,502,957
Cost of shares reacquired	(474,956,304)	(595,882,580)

Net decrease in net assets from Fund share transactions	(237,588,003)	(251,388,289)

Total decrease	(591,784,304)	(34,866,800)

Net Assets
Beginning of year	1,621,014,913	1,655,881,713

End of year(a)	$1,029,230,609	$1,621,014,913

(a) Includes undistributed net investment income of:	$19,252,558	$19,605,585

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	33

Notes to Financial Statements

The Dryden Index Series Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Dryden Stock Index Fund (the “Fund”). Investment operations of the Fund commenced on November 5, 1992. The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before

34	Visit our website at www.jennisondryden.com

the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Index Series Fund/Dryden Stock Index Fund	35

Notes to Financial Statements

continued

Risk: Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

As noted in the Portfolio of Investments, the Fund held securities issued by American International Group (AIG). Securities issued by AIG or for which AIG is counterparty, the Federal Reserve Board, with the full support of the Treasury Department, authorized the Federal Reserve Bank of New York to lend funds to AIG. The secured loan has terms and conditions designed to protect the interests of the U.S. government and taxpayers. The value of these positions held by the Fund has been adversely impacted since the date of these financial statements; however, the impact on the net assets of the Fund is not material.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

36	Visit our website at www.jennisondryden.com

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of a capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund up to $1 billion and .25 of 1% in excess of $1 billion. Effective June 1, 2007 to January 31, 2010, the Fund’s manager has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08 of 1% of the average daily net assets of Fund. The effective management fee rate was .08 of 1% for the year ended September 30, 2008.

Dryden Index Series Fund/Dryden Stock Index Fund	37

Notes to Financial Statements

continued

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, B and C plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class I and Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution- related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the period through January 31, 2008, PIMS had contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares. However, effective February 1, 2008 such waiver has been terminated. The effective distribution fee rate for Class A was .28 of 1% for the year ended September 30, 2008.

PIMS has advised the Fund that it received approximately $106,000 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2008. From these fees, PIMS paid sales charges to dealers who in turn paid commissions to salespersons, and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2008, it received approximately $700, $41,200 and $2,700 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund’s Class I and Class Z shares are subject to a transfer agent fee of .07% and .13% of the average daily net assets of

38	Visit our website at www.jennisondryden.com

the Class I and Class Z shares, respectively. Classes A, B, and C each compensate PMFS for its services as they are incurred.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2008, the Fund incurred approximately $113,000 in total networking fees of which approximately $72,900 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2008, PIM has been compensated approximately $474,500 for these services.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Fund’s Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to compensate the Fund for the failure of Lehman to return the securities.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2008 aggregated $53,407,464 and $285,585,615 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investment and financial futures transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net

Dryden Index Series Fund/Dryden Stock Index Fund	39

Notes to Financial Statements

continued

investment income and accumulated net realized loss on investment and financial futures transactions. For the year ended September 30, 2008, the adjustments were to increase undistributed net investment income and accumulated net realized loss on investment and financial futures transactions by $325,639 due to the difference in the treatment of distributions from real estate investment trust securities. Net investment income, net realized gain on investment and financial futures transactions and net assets were not affected by this change.

For the years ended September 30, 2008 and 2007, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets of $26,502,158 and $29,022,649, respectively, were from ordinary income.

As of September 30, 2008, the accumulated undistributed ordinary income on a tax basis was $19,258,897.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2008 of approximately $114,571,000 of which $64,426,000 expires in 2011, $1,967,000 expires in 2012, $16,903,000 expires in 2013 and $31,275,000 expires in 2014. The Fund utilized approximately $55,102,000 of its capital loss carryforward during fiscal year ended September 30, 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$825,091,982	$459,690,097	($82,847,643)	$376,842,454

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The

40	Visit our website at www.jennisondryden.com

Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Certain investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge, although they are not subject to an initial sales charge. Class B shares are sold with a contingent deferred sales charge (CDSC) which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are not available for purchase by new investors. Class I and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class I and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2008:
Shares sold	385,209	$11,751,933
Shares issued in reinvestment of dividends	49,454	1,573,125
Shares reacquired	(748,509)	(22,542,017)

Net increase (decrease) in shares outstanding before conversion	(313,846)	(9,216,959)
Shares issued upon conversion from Class B	446,177	13,359,335

Net increase (decrease) in shares outstanding	132,331	$4,142,376

Year ended September 30, 2007:
Shares sold	680,901	$21,781,491
Shares issued in reinvestment of dividends	43,069	1,344,615
Shares reacquired	(665,559)	(21,442,465)

Net increase (decrease) in shares outstanding before conversion	58,411	1,683,641
Shares issued upon conversion from Class B	428,136	13,909,356

Net increase (decrease) in shares outstanding	486,547	$15,592,997

Dryden Index Series Fund/Dryden Stock Index Fund	41

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2008:
Shares sold	6,877	$206,662
Shares issued in reinvestment of dividends	13,682	433,997
Shares reacquired	(339,239)	(10,310,351)

Net increase (decrease) in shares outstanding before conversion	(318,680)	(9,669,692)
Shares reacquired upon conversion into Class A	(449,064)	(13,359,335)

Net increase (decrease) in shares outstanding	(767,744)	$(23,029,027)

Year ended September 30, 2007:
Shares sold	12,191	$381,726
Shares issued in reinvestment of dividends	21,156	658,148
Shares reacquired	(460,747)	(14,767,378)

Net increase (decrease) in shares outstanding before conversion	(427,400)	(13,727,504)
Shares reacquired upon conversion into Class A	(431,153)	(13,909,356)

Net increase (decrease) in shares outstanding	(858,553)	$(27,636,860)

Class C
Year ended September 30, 2008:
Shares sold	62,607	$1,907,415
Shares issued in reinvestment of dividends	9,320	295,621
Shares reacquired	(295,371)	(8,839,430)

Net increase (decrease) in shares outstanding	(223,444)	$(6,636,394)

Year ended September 30, 2007:
Shares sold	149,947	$4,793,670
Shares issued in reinvestment of dividends	11,261	350,464
Shares reacquired	(274,456)	(8,814,757)

Net increase (decrease) in shares outstanding	(113,248)	$(3,670,623)

Class I
Year ended September 30, 2008:
Shares sold	1,771,881	$53,781,795
Shares issued in reinvestment of dividends	337,131	10,734,242
Shares reacquired	(7,416,840)	(221,306,532)

Net increase (decrease) in shares outstanding	(5,307,828)	$(156,790,495)

Year ended September 30, 2007:
Shares sold	2,778,892	$88,790,672
Shares issued in reinvestment of dividends	391,470	12,233,434
Shares reacquired	(8,508,525)	(273,093,838)

Net increase (decrease) in shares outstanding	(5,338,163)	$(172,069,732)

42	Visit our website at www.jennisondryden.com

Class Z	Shares	Amount
Year ended September 30, 2008:
Shares sold	4,692,721	$144,942,099
Shares issued in reinvestment of dividends	368,758	11,741,412
Shares reacquired	(6,969,496)	(211,957,974)

Net increase (decrease) in shares outstanding	(1,908,017)	$(55,274,463)

Year ended September 30, 2007:
Shares sold	6,257,302	$202,243,775
Shares issued in reinvestment of dividends	381,199	11,916,296
Shares reacquired	(8,613,875)	(277,764,142)

Net increase (decrease) in shares outstanding	(1,975,374)	$(63,604,071)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended September 30, 2008. The average daily balance for the one day the Fund had an outstanding balance was $36,244,000 at a weighted average interest rate of 2.54%. At September 30, 2008, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standard Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

Dryden Index Series Fund/Dryden Stock Index Fund	43

Notes to Financial Statements

continued

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

44	Visit our website at www.jennisondryden.com

Financial Highlights

SEPTEMBER 30, 2008	ANNUAL REPORT

Dryden Index Series Fund/

Dryden Stock Index Fund

Financial Highlights

Class A
Year Ended September 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$34.18

Income (loss) from investment operations:
Net investment income	.53
Net realized and unrealized gain (loss) on investment transactions	(8.04)

Total from investment operations	(7.51)

Less Dividends:
Dividends from net investment income	(.50)

Net asset value, end of year	$26.17

Total Return(b):	(22.23)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$90,714
Average net assets (000)	$103,974
Ratios to average net assets(a)(d):
Expenses, including distribution and service (12b-1) fees(c)	.49%
Expenses, excluding distribution and service (12b-1) fees	.21%
Net investment income	1.70%
For Class A, B, C, I and Z shares:
Portfolio turnover rate	4%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .70%, .67%, .67%, .64% and .64% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .42%, .42%, .42%, .39% and .40% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively. The net investment income ratios would have been 1.49%, 1.36%, 1.30%, 1.32% and 1.09% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2008.
(d)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,
2007	2006	2005	2004

$29.98	$27.57	$25.05	$22.38

.46	.38	.44	.27
4.23	2.41	2.44	2.66

4.69	2.79	2.88	2.93

(.49)	(.38)	(.36)	(.26)

$34.18	$29.98	$27.57	$25.05

15.81%	10.21%	11.59%	13.16%

$113,940	$85,357	$77,898	$85,082
$97,885	$81,562	$75,078	$76,034

.59%	.65%	.64%	.63%
.34%	.40%	.39%	.39%
1.44%	1.32%	1.51%	1.10%

3%	3%	3%	5%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	47

Financial Highlights

continued

Class B
Year Ended September 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$33.86

Income (loss) from investment operations:
Net investment income	.23
Net realized and unrealized gain (loss) on investment transactions	(7.92)

Total from investment operations	(7.69)

Less Dividends:
Dividends from net investment income	(.25)

Net asset value, end of year	$25.92

Total Return(b):	(22.85)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$29,580
Average net assets (000)	$47,301
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	1.31%
Expenses, excluding distribution and service (12b-1) fees	.31%
Net investment income	.94%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.52%, 1.52%, 1.55%, 1.51% and 1.52% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .52%, .52%, .55%, ..51% and .52% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively. The net investment income ratios would have been .73%, .50%, .43%, .65% and .21% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,
2007	2006	2005	2004

$29.70	$27.29	$24.79	$22.16

.20	.16	.19	.08
4.22	2.39	2.48	2.64

4.42	2.55	2.67	2.72

(.26)	(.14)	(.17)	(.09)

$33.86	$29.70	$27.29	$24.79

14.96%	9.39%	10.78%	12.27%

$64,637	$82,204	$95,284	$108,217
$77,195	$88,427	$104,121	$110,193

1.34%	1.40%	1.40%	1.40%
.34%	.40%	.40%	.40%
.68%	.58%	.75%	.33%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	49

Financial Highlights

continued

Class C
Year Ended September 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$33.86

Income (loss) from investment operations:
Net investment income	.25
Net realized and unrealized gain (loss) on investment transactions	(7.96)

Total from investment operations	(7.71)

Less Dividends:
Dividends from net investment income	(.25)

Net asset value, end of year	$25.90

Total Return(b):	(22.91)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$28,701
Average net assets (000)	$37,334
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	1.36%
Expenses, excluding distribution and service (12b-1) fees	.36%
Net investment income	.85%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.57%, 1.47%, 1.46%, 1.43% and 1.44% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .57%, .47%, .46%, ..43% and .44% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively. The net investment income ratios would have been .64%, .56%, .52%, .72% and .29% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2007	2006	2005	2004

$29.71	$27.29	$24.79	$22.16

.21	.16	.19	.08
4.20	2.40	2.48	2.64

4.41	2.56	2.67	2.72

(.26)	(.14)	(.17)	(.09)

$33.86	$29.71	$27.29	$24.79

14.92%	9.42%	10.78%	12.27%

$45,085	$42,921	$48,051	$51,946
$44,982	$45,636	$50,981	$52,697

1.36%	1.40%	1.40%	1.40%
.36%	.40%	.40%	.40%
.67%	.58%	.75%	.33%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	51

Financial Highlights

continued

Class I
Year Ended September 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$34.31

Income (loss) from investment operations:
Net investment income	.71
Net realized and unrealized gain (loss) on investment transactions	(8.16)

Total from investment operations	(7.45)

Less Dividends:
Dividends from net investment income	(.60)

Net asset value, end of year	$26.26

Total Return(b):	(22.02)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$399,244
Average net assets (000)	$567,523
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	.19%
Expenses, excluding distribution and service (12b-1) fees	.19%
Net investment income	2.03%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .40%, .34%, .31%, .31% and .31% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .40%, .34%, .31%, .31% and .31% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively The net investment income ratios would have been 1.82%, 1.69%, 1.67%, 1.84% and 1.42% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

Class I
Year Ended September 30,
2007	2006	2005	2004

$30.08	$27.66	$25.12	$22.45

.62	.53	.51	.39
4.20	2.36	2.48	2.62

4.82	2.89	2.99	3.01

(.59)	(.47)	(.45)	(.34)

$34.31	$30.08	$27.66	$25.12

16.23%	10.56%	11.99%	13.50%

$703,556	$777,551	$978,627	$1,099,999
$741,032	$860,728	$1,014,636	$1,346,643

.26%	.30%	.30%	.30%
.26%	.30%	.30%	.30%
1.77%	1.68%	1.85%	1.43%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	53

Financial Highlights

continued

Class Z
Year Ended September 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$34.29

Income (loss) from investment operations:
Net investment income	.63
Net realized and unrealized gain (loss) on investment transactions	(8.09)

Total from investment operations	(7.46)

Less Dividends:
Dividends from net investment income	(.58)

Net asset value, end of year	$26.25

Total Return(b):	(22.05)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$480,992
Average net assets (000)	$599,595
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	.24%
Expenses, excluding distribution and service (12b-1) fees	.24%
Net investment income	1.96%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .45%, .42%, .40%, .41% and .42% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .45%, .42%, .40%, .41% and .42% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively. The net investment income ratios would have been 1.75%, 1.61%, 1.57%, 1.74% and 1.31% for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, respectively.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2007	2006	2005	2004

$30.07	$27.64	$25.10	$22.43

.60	.51	.51	.34
4.19	2.35	2.45	2.65

4.79	2.86	2.96	2.99

(.57)	(.43)	(.42)	(.32)

$34.29	$30.07	$27.64	$25.10

16.11%	10.53%	11.86%	13.41%

$693,797	$667,849	$716,185	$790,519
$684,731	$697,473	$775,321	$807,187

.34%	.39%	.40%	.40%
.34%	.39%	.40%	.40%
1.69%	1.58%	1.75%	1.33%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	55

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Index Series Fund:

We have audited the accompanying statement of assets and liabilities of Dryden Stock Index Fund of the Dryden Index Series Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 24, 2008

56	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2008) as to the federal income tax status of dividends paid by the Fund during such fiscal period. We are advising you that during its fiscal year ended September 30, 2008, the Fund paid dividends from net investment income for Class A, Class B, Class C, Class I and Class Z shares of $.499 per share, $.248 per share, $.248 per share $.601 per share and $.580 per share, respectively which are taxable as ordinary income.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended September 30, 2008 qualified for the corporate dividend received deduction available to corporate taxpayers. Only funds that invest in U.S. equities are entitled to pass through corporate dividends received deduction.

For the fiscal year ended September 30, 2008, the Fund designated 100% as qualified dividend income for the reduced tax rate under the jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2009, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2008.

For more detailed information regarding state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden Index Series Fund/Dryden Stock Index Fund	57

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008)
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden Index Series Fund/Dryden Stock Index Fund

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]

The year in which each individual joined the Fund’s Board is as follows: Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1996; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

Visit our website at www.jennisondryden.com

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden Index Series Fund/Dryden Stock Index Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Index Series Fund oversees the management of the Dryden Stock Index Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Dryden Index Series Fund/Dryden Stock Index Fund

Approval of Advisory Agreements (continued)

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Stock Index Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper S&P 500 Index Funds Performance Universe) was in the first quartile for all periods. The Board also considered that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Visit our website at www.jennisondryden.com

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and the Fund’s total expenses both ranked in the Expense Group’s first quartile. The Board concurred with PI’s recommendation to waive the existing management and subadvisory fee down to 0.08%. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits,

Dryden Index Series Fund/Dryden Stock Index Fund

Approval of Advisory Agreements (continued)

brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–24.76%	3.93%	N/A	–1.40% (11/18/99)
Class B	–26.68	3.66	N/A	–1.78 (11/18/99)
Class C	–23.70	3.80	N/A	–1.79 (11/18/99)
Class I	–22.02	4.96	2.91%	—
Class Z	–22.05	4.88	2.82	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–22.23%	4.62%	N/A	–1.03% (11/18/99)
Class B	–22.85	3.83	N/A	–1.78 (11/18/99)
Class C	–22.94	3.80	N/A	–1.79 (11/18/99)
Class I	–22.02	4.96	2.91%	—
Class Z	–22.05	4.88	2.82	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.72%; Class B, 1.52%; Class C, 1.57%; Class I, 0.40%; Class Z, 0.45%. Net operating expenses apply to: Class A, 0.49%; Class B, 1.31%; Class C, 1.36%; Class I, 0.19%; Class Z, 0.24%, after contractual reduction through 1/31/2008 for Class A and after contractual reduction through 1/31/2010 for all classes.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Stock Index Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1999) and the account values at the end of the current fiscal year (September 30, 2008) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.02% and expense subsidization for Class A shares through September 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 3.25%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class I and Z shares are not subject to sales charges or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Index Series Fund/Dryden Stock Index Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia •
Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn •
Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Stock Index Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Dryden Index Series Fund name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Stock Index Fund
Share Class	A	B	C	I	Z
NASDAQ	PSIAX	PBSIX	PSICX	PDSIX	PSIFX
CUSIP	262439102	262439201	262439300	262439409	262439508

MF174E    IFS-A158247    Ed. 11/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2008 and September 30, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $19,859, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $340,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Index Series Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 24, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date November 24, 2008

*	Print the name and title of each signing officer under his or her signature.